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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 23, 2001


                               Thomas Nelson, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Tennessee                       0-4095                 62-0679364
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


             501 Nelson Place
           Nashville, Tennessee                                   37214-1000
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 (Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (615) 889-9000
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.       Other Events

         Thomas Nelson, Inc. issued a press release on April 23, 2001, announcing that it had engaged UBS Warburg in order to assist it in exploring strategic alternatives for its subsidiary, The C.R. Gibson Company. For further information, reference is made to the press release dated April 23, 2001, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

       (c)    Exhibits:

       99.1   Press Release dated April 23, 2001.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THOMAS NELSON, INC.


Date:  April 23, 2001
                                       By: /s/ S. Joseph Moore
                                           ---------------------------------
                                           S. Joseph Moore
                                           Executive Vice President












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                                  EXHIBIT INDEX




        No.                           Exhibit
        ---                           -------
       99.1            Press Release dated April 23, 2001.